UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 27, 2006
Date of Report (Date of earliest event reported)

PENNS WOODS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17077	23-2226454
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

300 Market Street, P.O. Box 967,
Williamsport, Pennsylvania	17703-0967
(Address of principal executive offices)	(Zip Code)

(570) 322-1111
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01            Entry into a Material Definitive Agreement.

As previously disclosed, on October 1, 2004, each member of the Board of Directors of Jersey Shore State Bank (the ”Bank”), a wholly-owned subsidiary of Penns Woods Bancorp, Inc. (the ”Company”), and the Bank entered into an Amendment and Restatement of the Jersey Shore State Bank Director Deferred Fee Agreement (the ”Agreement”), copies of which were filed as Exhibits 10(vii) through (xii) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004. On June 27, 2006, the Board of Directors of the Bank approved a Form of First Amendment to the Jersey Shore State Bank Amendment and Restatement of the Director Fee Agreement, dated as of October 1, 2004 (the ”Form of Amendment”), in order to effect changes to the respective Agreements to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. The foregoing description of the Form of Agreement is qualified in its entirety by reference to the copy of the Form of Agreement attached hereto as Exhibit 10.7.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits:

10.1

Amendment and Restatement of the Jersey Shore State Bank Director Deferred Fee Agreement, dated as of October 1, 2004, between Jersey Shore State Bank and Lynn S. Bowes (incorporated by reference to Exhibit 10 (vii) of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.2

Amendment and Restatement of the Jersey Shore State Bank Director Deferred Fee Agreement, dated as of October 1, 2004, between Jersey Shore State Bank and Michael J. Casale (incorporated by reference to Exhibit 10 (viii) of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.3

Amendment and Restatement of the Jersey Shore State Bank Director Deferred Fee Agreement, dated as of October 1, 2004, between Jersey Shore State Bank and James M. Furey II (incorporated by reference to Exhibit 10 (ix) of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.4

Amendment and Restatement of the Jersey Shore State Bank Director Deferred Fee Agreement, dated as of October 1, 2004, between Jersey Shore State Bank and Jay H. McCormick (incorporated by reference to Exhibit 10 (x) of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.5

Amendment and Restatement of the Jersey Shore State Bank Director Deferred Fee Agreement, dated as of October 1, 2004, between Jersey Shore State Bank and William H. Rockey (incorporated by reference to Exhibit 10 (xi) of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.6

Amendment and Restatement of the Jersey Shore State Bank Director Deferred Fee Agreement, dated as of October 1, 2004, between Jersey Shore State Bank and Ronald A. Walko (incorporated by reference to Exhibit 10 (xii) of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004).

10.7	Form of First Amendment to the Jersey Shore State Bank Amendment and Restatement of the Director Fee Agreement, dated as of October 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNS WOODS BANCORP, INC.

Dated: June 29, 2006

	By:	/s/ Ronald A. Walko
Ronald A. Walko
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Amendment and Restatement of the Jersey Shore State Bank Director Deferred Fee Agreement, dated as of October 1, 2004, between Jersey Shore State Bank and Lynn S. Bowes (incorporated by reference to Exhibit 10 (vii) of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004)

10.2

Amendment and Restatement of the Jersey Shore State Bank Director Deferred Fee Agreement, dated as of October 1, 2004, between Jersey Shore State Bank and Michael J. Casale (incorporated by reference to Exhibit 10 (viii) of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004)

10.3

Amendment and Restatement of the Jersey Shore State Bank Director Deferred Fee Agreement, dated as of October 1, 2004, between Jersey Shore State Bank and James M. Furey II (incorporated by reference to Exhibit 10 (ix) of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004)

10.4

Amendment and Restatement of the Jersey Shore State Bank Director Deferred Fee Agreement, dated as of October 1, 2004, between Jersey Shore State Bank and Jay H. McCormick (incorporated by reference to Exhibit 10 (x) of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004)

10.5

Amendment and Restatement of the Jersey Shore State Bank Director Deferred Fee Agreement, dated as of October 1, 2004, between Jersey Shore State Bank and William H. Rockey (incorporated by reference to Exhibit 10 (xi) of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004)

10.6

Amendment and Restatement of the Jersey Shore State Bank Director Deferred Fee Agreement, dated as of October 1, 2004, between Jersey Shore State Bank and Ronald A. Walko (incorporated by reference to Exhibit 10 (xii) of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004)

10.7	Form of First Amendment to the Jersey Shore State Bank Amendment and Restatement of the Director Fee Agreement, dated as of October 1, 2004